UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2021

Commission File No. 001-35186

SPIRIT AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	38-1747023
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Executive Way, Miramar, Florida	33025
(Address of principal executive offices)	(Zip Code)

(954) 447-7920

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SAVE	New York Stock Exchange
Series A Preferred Stock Purchase Rights	SAVE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

The Company Rights Plan Amendment

On March 10, 2021, Spirit Airlines, Inc. (the “Company”) entered into Amendment No. 1 (the “Company Rights Plan Amendment”) to the Rights Agreement (the “Rights Agreement” or “Agreement”) dated as of March 30, 2020 by and between the Company and Equiniti Trust Company. The Company Rights Plan Amendment amends the “Acting in Concert” (as defined in the Rights Agreement) provisions of the Rights Agreement as follows:

The definition of "Acting in Concert" in Section 1(a) of the Rights Agreement (including, for the avoidance of doubt, the entire paragraph in which such definition appears) is hereby deleted in its entirety and the following is inserted in lieu thereof:

A Person shall be deemed to be "Acting in Concert" with another Person if such Person knowingly acts pursuant to any agreement, arrangement or understanding (whether or not in writing) at any time after the first public announcement of the adoption of this Rights Agreement, in concert or in parallel with such other Person or towards a common goal with such other Person, relating to changing or influencing the control of the Company or in connection with or as a participant in any transaction having that purpose or effect. No Person shall be deemed to be Acting in Concert with another Person solely as a result of (a) making or receiving a solicitation of, or granting or receiving, revocable proxies or consents given in response to a public proxy or consent solicitation made to more than 10 holders of shares of a class of stock of the Company registered under Section 12 of the Exchange Act, or (b) soliciting or being solicited for tenders of, or tendering or receiving tenders of, securities in a public tender or exchange offer made pursuant to, and in accordance with, Section 14(d) of the Exchange Act by means of a tender offer statement filed on Schedule TO.

The foregoing description of the Company Rights Plan Amendment and the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to (i) the actual Company Rights Plan Amendment, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference, and (ii) the actual Rights Agreement, a copy of which is filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on March 30, 2020 and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The foregoing discussion of the Company Rights Plan Amendment under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Amendment No. 1 to Rights Agreement by and between Spirit Airlines, Inc. and Equiniti Trust Company, dated as of March 10, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2021

Spirit Airlines, Inc.

By:	/s/ Thomas Canfield
	Name:	Thomas Canfield
	Title:	Senior Vice President and General Counsel